UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 16, 2004

RELIANT ENERGY, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-16455	76-0655566
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Main Street Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 497-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In this Form 8-K, “Reliant Energy” refers to Reliant Energy, Inc., and “we,” “us” and “our” refer to Reliant Energy, Inc. and its subsidiaries, unless we specify or the context indicates otherwise.

Section 5 – Corporate Governance and Management

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective September 16, 2004, our Board of Directors unanimously approved an amendment and restatement of our bylaws. We have filed copies of our Second Amended and Restated Bylaws (“Bylaws”) as Exhibit 99.1 to this Form 8-K.

The following table describes the provisions adopted or changed by the amendments to our Bylaws and, if applicable, the previous provisions of the Bylaws. The following descriptions are in summary form and are qualified in all respects by the text of the Bylaws.

By-Law Provision	New or Amended Provision	Previous Provision
Capital Stock (Article I, Sections 1, 3, 4)	Insert new provisions relevant to our capital stock, including: (i) deletion of requirement that stock certificate be sealed with the seal of Reliant Energy, (ii) issuances of certificates following a change in transfer agent and registrar, (iii) conditions for cancellation of shares upon transfer (e.g., payment of transfer taxes and entry of transfer in stock records of Reliant Energy), and (iv) clarification that record date shall not precede the date of adoption of resolution establishing record date.	Not applicable

Electronic Procedures (Article II, Section 1, Section 5, New Section 7; Article III, Section 7; New Article V, and Article VII, Section 2)

Insert new provisions reflecting amendments to Delaware General Corporation Law providing for:

-   Electronic stockholder meetings;

-   Electronic access to stockholder voting list;

-   Electronic transmissions of proxies (subject to verification mechanics);

-   Electronic notices of special meetings (subject to consent of stockholder); and electronic resignations of directors and officers.

Not applicable

By-Law Provision	New or Amended Provision	Previous Provision
Notice of Meeting (Article II, Section 4)	Insert new requirement regarding notice of the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present.	Language has been deleted from prior provision, which provided for circumstances under which notice need not be given to a stockholder.

Voting (Article II, Section 6)	Insert new provision under which voting by written ballot may be required; move information concerning proxies to new Section 7.	Not applicable

Proxy (Article II, New Section 7)	Insert new provisions regarding the procedures for granting stockholder proxies.	Not applicable

Quorum and Vote of Stockholders (Article II, Section 8)

Insert provisions that, among other things, clarify that:

-   A quorum, once established, shall not be broken by withdrawal of enough votes to leave less than a quorum;

-   Except as provided in Section 3 of Article III of the Bylaws, directors are elected by a plurality of the votes cast by the holders of shares entitled to vote in election of directors; and

-   Unless otherwise required by law or regulation, the Restated Certificate of Incorporation or Bylaws, questions brought before any meeting of the stockholders (other than election of directors) shall be decided by vote of the holders of a majority of the total number of votes of our capital stock represented and entitled to vote on the matter.

Under previous provision, votes for (i) approval of independent public accountants and (ii) votes relating to stockholder approval requirements under the stockholder approval policy of the New York Stock Exchange, Rule 16b-3 under the Securities Exchange Act of 1934, as amended, or the Internal Revenue Code required the affirmative vote of a majority of the shares entitled to vote at the shareholders meeting.

By-Law Provision	New or Amended Provision	Previous Provision
Adjournments (Article II, New Section 9)	Insert new provision regarding adjournments of meetings of stockholders. New provision includes provisions regarding (i) notice of adjourned meeting and (ii) our ability to transact at the adjourned meeting any business that might have been transacted at original meeting.	Not applicable

Election Inspectors (Article II, Section 10(f))	Insert provision specifying that, unless otherwise required by applicable law or regulation, election inspectors may be officers, employees or agents of Reliant Energy.	Not applicable

Notice of Stockholder Proposals (Article II, Section 11)	Amend notification period for stockholder proposals to be between 90 and 120 days prior to the anniversary date of the prior year’s meeting; provided, however, that if meeting is called for a date that is not within 30 days before or after such anniversary date, notice must be received not later than the close of business on the tenth day after the earlier of (i) the mailing of the notice date for meeting or (ii) public disclosure of the meeting date.	Previous provision provided, among other things, for (i) a notification period of between 90 and 180 days and (ii) required Corporate Secretary or Board of Directors to make determination within thirty days of receipt of proposal as to whether it was proper.

By-Law Provision	New or Amended Provision	Previous Provision
Director Eligibility Requirements (Article III, Section 2)	Deleted certain director eligibility requirements.	Previous provision provided, among other things, that (subject to waiver of the Board of Directors) no person was eligible to continue to serve as a director: (i) on or after the first day of the month of director’s seventieth birthday, (ii) if director ceases to hold principal employment or position held at time first elected and does not secure comparable position; and (iii) in the case of an employee director, the employee director’s employment status is terminated or negatively affected.

By-Law Provision	New or Amended Provision	Previous Provision
Stockholder Nomination of Directors (Article III, Section 4)

Insert provisions providing, among other things, that:

-   Nominations for the election of directors may be made at any annual or special meeting called for the purpose of electing directors (a) by the Board of Directors (or any duly authorized committee thereof) or (b) by any stockholder entitled to vote in the election of directors: (i) who is a stockholder of record on dates specified in the provision and (ii) who complies with the provisions of Article III, Section 4 of the Bylaws. These provisions include notification requirements, such as a requirement that written notice of the nomination be received not less than 90 days and not more than 120 days prior to the anniversary date on which the immediately preceding year’s annual meeting was held; provided, however, that if the annual meeting is called for on a date that is not within 30 days before or after such anniversary date, notice must be received not later than the close of business on the tenth day following the day on which notice of the date of the annual meeting was mailed or public disclosure of such date, whichever first occurs.

-   Stockholder must appear in person or by proxy to make the nomination and provide information required in a proxy statement prepared in accordance with Regulation 14A under the Securities Exchange Act of 1934.

Previous provision specified, among other things, a notification period of between 90 to 180 days.

By-Law Provision	New or Amended Provision	Previous Provision
Stockholder Meeting Mechanics (Article III, New Section 8)	Insert new provision providing among other things, for designation of chairman and corporate secretary at Board meetings.	Not applicable

Director Reimbursement of Expenses (Article III, Section 10)	Insert new provision confirming, among other things, that corporation can provide for reimbursement of director expenses and related matters.	Not applicable

Executive and Other Committees (Article III, Section 11)	Adds requirement that each committee maintain regular minutes and report to the Board when required	No previous requirement
Officers (Article IV, Section 1)	Insert provision that, among other things, provides greater flexibility in designating titles of officers.	Not applicable

Notices (New Article V)	Insert new provision that, among other things, sets forth the manner in which notices transmitted pursuant to the Bylaws must be made and describes how waivers of required notice may be made.	Not applicable

Indemnification (Article VI, Section 16)	Change percentage in the definition of “Change of Control” to 15%	Percentage in Change of Control definition in previous provision was 40%

Voting Securities Held by Reliant Energy (Article VII, Section 5)	Insert new provision that, among other things, empowers officers to vote on behalf of Reliant Energy securities owned by Reliant Energy	Not applicable

By-Law Provision	New or Amended Provision	Previous Provision
Amendment to Bylaws (Article VIII)	Amend to require an affirmative vote of a majority of all directors then in office to amend the Bylaws.	Previous provision required the affirmative vote of at least 80% of directors then in office

The amendments to the Bylaws also include changes necessary to (i) reference our new corporate name (“Reliant Energy, Inc.”), (ii) delete references to historical distribution of Reliant Energy shares by our former parent company, Centerpoint Energy, Inc. and related transactions, (iii) delete provisions duplicated in our Certificate of Incorporation (e.g., action by written consent in former Article II, Section 11, removal of directors in Article III, former Section 10, etc.) and (iv) conform cross-references in the Bylaws.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RELIANT ENERGY, INC.
(Registrant)

Date: September 21, 2004	By:	/s/ Michael L. Jines
Michael L. Jines
Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit Description
99.1	Second Amended and Restated Bylaws of Reliant Energy, Inc. (adopted effected as of September 16, 2004)